Subsequent Events	12 Months Ended
Oct. 31, 2023
Subsequent Events [Abstract]
Subsequent Events
19.	Subsequent Events

a.	Reverse share split – see note 1(c).

b.	Warrant exercises

As a result of the Reverse Share Split, on November 28, 2023, pursuant to the April 2023 Warrant Adjustments and September 2023 Warrant Adjustments, the exercise price of the April 2023 Warrants and September 2023 Warrants was adjusted to $3.181 and the April 2023 Warrant and September 2023 Warrant is convertible into a total 1,619,768 common shares of the Company.

Between November 30, 2023 and December 4, 2023, April 2023 Warrants and September 2023 Warrants were exercise into 840,511 shares, resulting in gross proceeds of $2,673,665.

On December 5, 2023, the exercise price of the April 2023 Warrants and September 2023 Warrants was further adjusted to $3.6223 such that the April 2023 Warrant and September 2023 Warrant is convertible into a total of 684,315 common shares of the Company.

On December 5, 2023, April 2023 Warrants and September 2023 Warrants were exercised into 221,677 shares, resulting in gross proceeds of $802,981.

On January 21, 2024, following a registered direct and private placement (See below), the April 2023 Warrants and September 2023 Warrant exercise prices were further adjusted to $1.0777 and are convertible into a total of 1,554,991 common shares of the Company.

c.	New lease agreement – see note 4.

d.	Registered direct and private placement

On January 16, 2024, the Company completed a registered direct and private placement (the “January 2024 Offering”) of 1,468,00 common shares at a price to the public of $1.60 per share and pre-funded warrants to purchase 32,000 common shares at a price to the public of US$1.5999 per pre-funded warrant (“Pre-Funded Warrants”), for aggregate gross proceeds of US$2.40 million. The Pre-Funded Warrants are exercisable at $0.0001 into one common share. As of the date hereof, the pre-funded warrants have been exercised. In addition, each investor in the January 2024 Offering received a common warrant, which is immediately exercisable, expires five years from the date of issuance and has an exercise price of $1.60 per common share (“January 2024 PIPE Warrant”). The January 2024 PIPE Warrants include a cashless exercise provision and repricing provisions under certain circumstances that also includes a potential change in the number of shares to be issued for each January 2024 PIPE Warrant depending on the change in the exercise price of such January 2024 PIPE Warrant. Net proceeds from the January 2024 Offering were approximately $2.0 million.

e.	Omnibus Equity Inventive Plan

On November 14, 2023, the shareholders of the Company approved the Omnibus Equity Incentive Plan, or the Omnibus Plan. Pursuant to the Omnibus Plan, the Company is authorized to grant options or restricted share units (“RSUs” and together with “Options”, “Awards” or “Stock Awards”) to officers, directors, employees and consultants enabling them to acquire up to 20% of our issued and outstanding Common Shares. The Awards can be granted for a maximum of 10 years and vest as determined by the Board.